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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement for Separate Account KG of Allmerica Financial Life Insurance and Annuity Company on Form N-4 of our report dated February 5, 1996, relating to the financial statements of Allmerica Financial Life Insurance and Annuity Company which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
November 5, 1996